Exhibit 10.2

AMENDMENT NO. 1
TO
SHARE PURCHASE AGREEMENT

THIS AMENDMENT AGREEMENT (the "Amendment") is entered into as of July 22, 2026, by and between RK Capital Management LLC, a Florida limited liability company ("RK"), North Commerce Parkway Capital LP, a Delaware limited partnership ("North Commerce"), and TQP Holdings LLC, a Delaware limited liability company ("TQP" and together with RK and North Commerce, the "Investors"), and KNOREX Ltd., an exempted company incorporated under the laws of the Cayman Islands (the "Company"). TQP, RK, North Commerce and the Company may be referred to herein individually as a "Party" and collectively as the "Parties." Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, the Company and the Investors are parties to a certain Share Purchase Agreement dated as of March 31, 2026 (the "Agreement");

WHEREAS, the parties wish to enter into this Amendment No. 1 to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed:

1. **Amendment to Section 11.04**. Section 11.04 of the Agreement is hereby deleted in its entirety and replaced with the following:

   Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay to the Investor a legal and structuring fee in the amount of $25,000, which has been paid prior to the date hereof. The Company shall pay a commitment fee to the Investor in the form of Ordinary Shares (the "Commitment Shares") with an aggregate market value equal to $500,000 (the "Commitment Fee"). The Commitment Fee shall be paid in three (3) equal monthly installments (each such date, a "Payment Date") commencing on the effective date of the Registration Statement. The number of Commitment Shares to be issued on each Payment Date shall be determined based on the VWAP of the Ordinary Shares on the Principal Market for the three (3) consecutive Trading Days immediately prior to each such Payment Date. The Commitment Shares issuable hereunder shall be included on the initial Registration Statement and the Company shall be required to promptly file additional registration statements for the issuance of additional Ordinary Shares necessary to satisfy the Commitment Fee amount, if necessary. The first installment of Commitment Shares shall be issued to the Investor within one (1) Business Day of the date of effectiveness of the Registration Statement registering the Commitment Shares. The Commitment Fee shall be fully earned and non-refundable, regardless of whether any Purchase Notices or Intraday Purchase Notices are made or settled hereunder or any subsequent termination of this Agreement.

2. **No Other Amendments**. Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect. Nothing in this Amendment constitutes a waiver of any default, event of default, right, remedy, obligation, or condition under the Agreement, except as solely set forth in this Amendment.

3. **Representations and Warranties**. Each Party represents and warrants to each other Party that it has full power and authority to execute and deliver this Amendment and to perform its obligations

under this Amendment. The Company represents and warrants to each of TQP, RK and North Commerce that, after giving effect to this Amendment, the Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and general principles of equity.

4. **Miscellaneous**. The provisions of Section 6.20 (Assignment), Section 8.01 (Choice of Law/Jurisdiction; Waiver of Right to Jury Trial), Article X (Notices), Section 11.01 (Counterparts; Electronic Signatures) and the final sentence of Section 11.02 (Entire Agreement; Amendments) of the Share Purchase Agreement are hereby incorporated by reference into this Amendment, *mutatis mutandis*.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

KNOREX LTD.

By: ______________________
Name: Khai Heng Choo
Title: Chief Executive Officer

RK CAPITAL MANAGEMENT LLC

By: ______________________________________
Name: Jordan Abisch
Title: Managing Partner

NORTH COMMERCE PARKWAY CAPITAL LP

By: NCPC GP LLC
Its: General Partner

By: ______________________________________
Name: Jordan Abisch
Title: Managing Partner

TQP HOLDINGS LLC

By: TQ Master Fund LP
Its: Managing Member

By: TQ Fund GP LLC
Its: General Partner

By: ______________________________________
Name: Tanvir Kirpalani
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

KNOREX LTD.

By: ______________________
Name: Khar Heng Choo
Title: Chief Executive Officer

RK CAPITAL MANAGEMENT LLC

By: ______________________
Name: Jordan Abisch
Title: Managing Partner

NORTH COMMERCE PARKWAY CAPITAL LP

By: NCPC GP LLC
Its: General Partner

By: ______________________
Name: Jordan Abisch
Title: Managing Partner

TQP HOLDINGS LLC

By: TQ Master Fund LP
Its: Managing Member

By: TQ Fund GP LLC
Its: General Partner

By: ______________________
Name: Tanvir Kirpalani
Title: Authorized Signatory